UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 16, 2015

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 1.01.

Item 1.02     Termination of a Material Definitive Agreement.

On March 16, 2015, Alexion Pharmaceuticals, Inc. entered into Amendment No. 5 (the Amendment), effective as of March 16, 2015 to the Rights Agreement, dated as of February 14, 1997, by and between the Company, and Computershare Trust Company, N.A. (Rights Agent), as amended by Amendment No. 1 thereto, dated as of September 18, 2000, Amendment No. 2 thereto, dated as of December 12, 2001 and Amendment No. 3 thereto, dated as of November 16, 2004 and Amendment No. 4 dated as of February 23, 2007 (collectively, the Rights Agreement). The Amendment accelerates the final expiration date of the Rights (as defined in the Rights Agreement) issued pursuant to the Rights Agreement from March 6, 2017 to March 23, 2015. Accordingly, the Rights will expire at the close of business on March 23, 2015, and this Rights Agreement will terminate and be of no further force and effect. The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. Alexion shareholders are not required to take any action as a result of this expiration.

Alexion's Board of Directors approved the Amendment after reviewing Alexion’s governance profile and current practices, considering the vote results on a related non-binding shareholder proposal presented at Alexion’s 2014 annual meeting of shareholders, and determining that it was in the best interests of Alexion and its shareholders to accelerate the expiration of the Rights Agreement at this time.

In connection with the expiration of the rights agreement, Alexion will be taking routine actions to implement the termination of the rights plan, including voluntarily deregistering the related preferred share purchase rights under the Securities Exchange Act of 1934 and delisting the preferred share purchase rights from NASDAQ. Such actions are administrative in nature and do not impact Alexion’s common stock, which continues to be listed on NASDAQ.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

4.1    Amendment No. 5, dated as of March 16, 2015 to the Rights Agreement, dated as of February 14, 1997, by and between the Company, and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by Amendment No. 1 thereto, dated as of September 18, 2000, Amendment No. 2 thereto, dated as of December 12, 2001 and Amendment No. 3 thereto, dated as of November 16, 2004 and Amendment No. 4 dated as of February 23, 2007.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Vice President of Law and Corporate Secretary